Offerings - Offering: 1	Dec. 02, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 27,171,200.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,752.34
Offering Note	(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based on the offer to purchase any and all shares of OceanPal Inc.'s 7% Series D Cumulative Convertible Perpetual Preferred Stock, par value $0.01 per share, with a $1,000 liquidation preference per share (the "Series D Preferred Shares"). The transaction value assumes the purchase of all the Series D Preferred Shares issued and outstanding at a purchase price of $1,400.00 per share. (2) The amount of the filing fee was calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, which equals $138.10 for each $1,000,000 of the Transaction Value.